Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE
Trinity Industries, Inc. Announces First Quarter 2024 Results
Reports both quarterly GAAP and adjusted earnings from continuing operations of $0.33 per diluted share
Lease fleet utilization of 97.5% and Future Lease Rate Differential ("FLRD") of positive 34.7% at quarter-end
Generates operating and adjusted free cash flow of $57 million and $12 million, respectively
Delivered 4,695 railcars in the quarter; backlog of $2.9 billion at quarter-end

DALLAS, Texas – May 1, 2024 – Trinity Industries, Inc. (NYSE:TRN) today announced earnings results for the first quarter ended March 31, 2024.
Financial and Operational Highlights
•Quarterly total company revenues of $810 million; 26% improvement year over year
•Both quarterly income from continuing operations per common diluted share ("EPS") and adjusted EPS of $0.33; $0.26 improvement in adjusted EPS year over year
•Lease fleet utilization of 97.5% and FLRD of positive 34.7% at quarter-end
•Railcar deliveries of 4,695 and new railcar orders of 1,880
•Year-to-date cash flow from continuing operations and adjusted free cash flow after investments and dividends ("Adjusted Free Cash Flow") were $57 million and $12 million, respectively
2024 Guidance
•Industry deliveries of approximately 40,000 railcars
•Net investment in the lease fleet of $300 million to $400 million
•Operating and administrative capital expenditures of $50 million to $60 million
•EPS of $1.35 to $1.55
◦Excludes items outside of our core business operations
Management Commentary
“We are pleased with the progress exhibited in Trinity Industries’ first quarter results,” said Trinity’s Chief Executive Officer and President, Jean Savage. “Our results show strong performance in both segments of our business, demonstrating the strength of our platform.”
“In our Railcar Leasing and Services segment, our revenue is up 22% year over year, and we expect to continue to see growth as we re-price the lease fleet upward. Furthermore, our FLRD in the first quarter was 34.7%, representing a significant lift in market rates over expiring rates.” Ms. Savage continued, “In the Rail Products Group, we saw revenues up 14% and operating profit up 82% year over year driven by higher deliveries and significantly improved operational and labor efficiencies.”
Ms. Savage concluded, “Our first quarter performance shows the momentum starting to flow through our business, resulting in better operations and stronger financial results. This gives us confidence in our 2024 performance, and we are raising our EPS guidance to a range of $1.35 to $1.55. Furthermore, we look forward to our Investor Day on June 25th, where we will share the evolution of our strategy and update our long term targets."

Consolidated Financial Summary

	Three Months Ended March 31,
	2024	2023	Year over Year – Comparison
	($ in millions, except per share amounts)
Revenues	$809.6	$641.7	Higher external deliveries in the Rail Products Group, and improved lease rates and a higher volume of external repairs in the Leasing Group
Operating profit	$115.2	$69.0	Higher external deliveries in the Rail Products Group and improved lease rates and a higher volume of external repairs in the Leasing Group, partially offset by lower lease portfolio sales volume
Interest expense, net	$69.1	$62.1	Higher overall average debt during 2024
Net income from continuing operations attributable to Trinity Industries, Inc.	$28.0	$7.5
EBITDA (1)	$188.2	$144.1
Effective tax expense (benefit) rate	25.8%	(217.0)%	2023 includes benefits related to the release of residual taxes out of AOCI and changes in valuation allowances, offset by the remeasurement of net deferred tax liabilities as a result of acquisition activity
Diluted EPS – GAAP	$0.33	$0.09
Diluted EPS – Adjusted (1)	$0.33	$0.07
Net cash provided by operating activities – continuing operations	$56.5	$102.5	Higher receivables, partially offset by lower inventories associated with railcar deliveries
Adjusted Free Cash Flow (1)	$11.7	$36.2
Net lease fleet investment	$123.3	$134.8
Returns of capital to stockholders	$23.0	$21.1
(1) Non-GAAP financial measure. See the Reconciliations of Non-GAAP Measures section within this Press Release for a reconciliation to the most directly comparable GAAP measure and why management believes this measure is useful to management and investors.

Additional Business Items
•Total committed liquidity of $798.8 million as of March 31, 2024.

Business Group Summary

	Three Months Ended March 31,
	2024	2023	Year over Year – Comparison
	($ in millions)
Railcar Leasing and Services Group
Revenues	$285.2	$232.9	Higher volume of repairs completed for third parties, improved lease rates, and net additions to the lease fleet
Operating profit	$100.3	$84.6	Improved lease rates and a higher volume of external repairs, partially offset by lower lease portfolio sales volume. Includes insurance recoveries of $1.2 million in the prior year period.
Lease portfolio sales	$2.1	$13.5
Fleet utilization (1)	97.5%	98.2%
FLRD (2)	+34.7%	+44.3%	Continued strength in current lease rates
Owned lease fleet (in units) (1)	110,205	108,865
Investor-owned lease fleet (in units)	32,995	33,420
Rail Products Group
Revenues	$667.4	$587.6	Higher deliveries
Operating profit	$43.8	$24.1	Higher deliveries and improved operational and labor efficiencies
Operating profit margin	6.6%	4.1%
New railcars:
Deliveries (in units)	4,695	4,045	2024 includes virtually all of the railcars impacted by the Q4 2023 U.S.-Mexico border closure and congestion
Orders (in units)	1,880	2,690
Order value	$259.5	$300.8
Backlog value	$2,938.9	$3,705.9
Sustainable railcar conversions:
Deliveries (in units)	675	590
Backlog (in units)	445	2,085
Backlog value	$35.8	$173.7
Eliminations
Revenues eliminations	$(143.0)	$(178.8)
Operating profit eliminations	$(2.4)	$(14.1)
Corporate and other
Selling, engineering, and administrative expenses	$26.5	$26.0

	March 31, 2024	December 31, 2023
Loan-to-value ratio
Wholly-owned subsidiaries	65.7%	64.4%
(1) Includes wholly-owned railcars, partially-owned railcars, and railcars under leased-in arrangements.
(2) FLRD calculates the implied change in lease rates for railcar leases expiring over the next four quarters. The FLRD assumes that these expiring leases will be renewed at the most recent quarterly transacted lease rates for each railcar type. We believe the FLRD is useful to both management and investors as it provides insight into the near-term trend in lease rates.

Conference Call
Trinity will hold a conference call at 8:00 a.m. Eastern on May 1, 2024 to discuss its first quarter results. To listen to the call, please visit the Investor Relations section of the Company's website at www.trin.net and access the Events & Presentations webpage, or the live call can be accessed at 1-888-317-6003 with the conference passcode "1418632". Please call at least 10 minutes in advance to ensure a timely connection. An audio replay may be accessed through the Company’s website or by dialing 1-877-344-7529 with passcode "2896186" until 11:59 p.m. Eastern on May 8, 2024.
Additionally, the Company will provide Supplemental Materials to accompany the earnings conference call. The materials will be accessible both within the webcast and on Trinity's Investor Relations website under the Events and Presentations portion of the site along with the First Quarter Earnings Call event weblink.
Non-GAAP Financial Measures
We have included financial measures compiled in accordance with generally accepted accounting principles ("GAAP") and certain non-GAAP measures in this earnings press release to provide management and investors with additional information regarding our financial results. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. For each non-GAAP financial measure, a reconciliation to the most comparable GAAP measure has been included in the accompanying tables. When forward-looking non-GAAP measures are provided, quantitative reconciliations to the most directly comparable GAAP measures are not provided because management cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to stockholders; and the amount and timing of certain other items outside the normal course of our core business operations.

About Trinity Industries
Trinity Industries, Inc., headquartered in Dallas, Texas, owns businesses that are leading providers of rail transportation products and services in North America. Our businesses market their railcar products and services under the trade name TrinityRail®. The TrinityRail platform provides railcar leasing and management services; railcar manufacturing; railcar maintenance and modifications; and other railcar logistics products and services. Beginning January 1, 2024, Trinity reports its financial results in two reportable business segments: (1) Railcar Leasing and Services Group, formerly the Railcar Leasing and Management Services Group, and (2) Rail Products Group. For more information, visit: www.trin.net.
Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Investor Contact:
Leigh Anne Mann
Vice President, Investor Relations
Trinity Industries, Inc.
(Investors) 214/631-4420

Media Contact:
Jack L. Todd
Vice President, Public Affairs
Trinity Industries, Inc.
(Media Line) 214/589-8909
- TABLES TO FOLLOW -

Trinity Industries, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Revenues	$809.6	$641.7
Operating costs:
Cost of revenues	644.9	538.5
Selling, engineering, and administrative expenses	52.3	49.9
Gains on dispositions of property:
Lease portfolio sales	2.1	13.5
Other	0.7	1.8
Restructuring activities, net	—	(0.4)
	694.4	572.7
Operating profit	115.2	69.0
Interest expense, net	69.1	62.1
Other, net	3.4	1.6
Income from continuing operations before income taxes	42.7	5.3
Provision (benefit) for income taxes:
Current	13.1	0.9
Deferred	(2.1)	(12.4)
	11.0	(11.5)
Income from continuing operations	31.7	16.8
Loss from discontinued operations, net of income taxes	(4.3)	(3.1)
Net income	27.4	13.7
Net income attributable to noncontrolling interest	3.7	9.3
Net income attributable to Trinity Industries, Inc.	$23.7	$4.4

Basic earnings per common share:
Income from continuing operations	$0.34	$0.09
Loss from discontinued operations	(0.05)	(0.04)
Basic net income attributable to Trinity Industries, Inc.	$0.29	$0.05
Diluted earnings per common share:
Income from continuing operations	$0.33	$0.09
Loss from discontinued operations	(0.05)	(0.04)
Diluted net income attributable to Trinity Industries, Inc.	$0.28	$0.05
Weighted average number of shares outstanding:
Basic	81.6	80.8
Diluted	83.5	83.2
Trinity has certain unvested restricted stock awards that participate in dividends on a nonforfeitable basis and are therefore considered to be participating securities. Consequently, diluted net income attributable to Trinity Industries, Inc. per common share is calculated under both the two-class method and the treasury stock method, and the more dilutive of the two calculations is presented.

Trinity Industries, Inc.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Cash and cash equivalents	$118.8	$105.7
Receivables, net of allowance	484.0	363.5
Income tax receivable	4.9	5.2
Inventories	643.1	684.3
Restricted cash	116.3	129.4
Property, plant, and equipment, net:
Railcars in our lease fleet:
Wholly-owned subsidiaries	6,002.6	5,931.8
Partially-owned subsidiaries	1,458.0	1,473.2
Deferred profit on railcar products sold	(743.1)	(750.2)
Operating and administrative assets	342.1	350.0
	7,059.6	7,004.8
Goodwill	221.5	221.5
Other assets	431.6	392.1
Total assets	$9,079.8	$8,906.5

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$335.9	$305.3
Accrued liabilities	328.3	302.3
Debt:
Recourse	795.0	794.6
Non-recourse:
Wholly-owned subsidiaries	3,946.0	3,819.2
Partially-owned subsidiaries	1,126.0	1,140.4
	5,867.0	5,754.2
Deferred income taxes	1,104.1	1,103.5
Other liabilities	156.0	165.7
Stockholders' equity:
Trinity Industries, Inc.	1,049.3	1,037.1
Noncontrolling interest	239.2	238.4
	1,288.5	1,275.5
Total liabilities and stockholders' equity	$9,079.8	$8,906.5

Trinity Industries, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Operating activities:
Net cash provided by operating activities – continuing operations	$56.5	$102.5
Net cash used in operating activities – discontinued operations	(4.3)	(3.1)
Net cash provided by operating activities	52.2	99.4

Investing activities:
Proceeds from lease portfolio sales	24.2	56.7
Capital expenditures – lease fleet	(147.5)	(191.5)
Capital expenditures – operating and administrative	(4.6)	(7.1)
Acquisitions, net of cash acquired	—	(66.2)
Other investing activities	3.9	5.0
Net cash used in investing activities	(124.0)	(203.1)

Financing activities:
Net proceeds from (repayments of) debt	106.1	96.7
Dividends paid to common shareholders	(23.0)	(21.1)
Other financing activities	(11.3)	(3.2)
Net cash provided by financing activities	71.8	72.4
Net increase (decrease) in cash, cash equivalents, and restricted cash	—	(31.3)
Cash, cash equivalents, and restricted cash at beginning of period	235.1	294.3
Cash, cash equivalents, and restricted cash at end of period	$235.1	$263.0

Trinity Industries, Inc.
Reconciliations of Non-GAAP Measures
(in millions, except per share amounts)
(unaudited)
Adjusted Operating Results
We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; restructuring activities, net; interest expense, net; and certain other transactions or events (as applicable), described in the footnotes to the table below. These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the tables below. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

	Three Months Ended March 31, 2024
	GAAP	Interest expense, net (1)	Adjusted
Operating profit	$115.2	$—	$115.2

Income from continuing operations before income taxes	$42.7	$(0.4)	$42.3

Provision (benefit) for income taxes	$11.0	$(0.1)	$10.9

Income from continuing operations	$31.7	$(0.3)	$31.4

Net income from continuing operations attributable to Trinity Industries, Inc.	$28.0	$(0.3)	$27.7

Diluted weighted average shares outstanding	83.5		83.5

Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$0.33		$0.33

	Three Months Ended March 31, 2023
	GAAP	Gains on dispositions of property – other (2)	Restructuring activities, net	Interest expense, net (1)	Adjusted
Operating profit	$69.0	$(1.2)	$(0.4)	$—	$67.4

Income from continuing operations before income taxes	$5.3	$(1.2)	$(0.4)	$(0.4)	$3.3

Provision (benefit) for income taxes	$(11.5)	$(0.4)	$(0.1)	$(0.1)	$(12.1)

Income from continuing operations	$16.8	$(0.8)	$(0.3)	$(0.3)	$15.4

Net income from continuing operations attributable to Trinity Industries, Inc.	$7.5	$(0.8)	$(0.3)	$(0.3)	$6.1

Diluted weighted average shares outstanding	83.2				83.2

Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$0.09				$0.07
(1) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.
(2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.

Adjusted Free Cash Flow
Adjusted Free Cash Flow After Investments and Dividends ("Adjusted Free Cash Flow") is a non-GAAP financial measure. We believe Adjusted Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Adjusted Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the following table. Adjusted Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for operating and administrative activities, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as capital expenditures for our lease fleet, adjusted to exclude net proceeds from (repayments of) recourse and non-recourse debt. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

	Three Months Ended March 31,
	2024	2023
Net cash provided by operating activities – continuing operations	$56.5	$102.5
Proceeds from lease portfolio sales	24.2	56.7
Capital expenditures – operating and administrative	(4.6)	(7.1)
Dividends paid to common shareholders	(23.0)	(21.1)
Equity CapEx for leased railcars	(41.4)	(94.8)
Adjusted Free Cash Flow After Investments and Dividends	$11.7	$36.2

Capital expenditures – lease fleet	$147.5	$191.5
Less:
Payments to retire debt	(803.8)	(149.6)
Proceeds from issuance of debt	909.9	246.3
Net proceeds from (repayments of) debt	106.1	96.7
Equity CapEx for leased railcars	$41.4	$94.8

EBITDA and Adjusted EBITDA
“EBITDA” is defined as income from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus certain gains on dispositions of other property; restructuring activities, net; and interest income. EBITDA and Adjusted EBITDA are non-GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income, the most directly comparable GAAP financial measure, in the following table. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

	Three Months Ended March 31,
	2024	2023
Net income	$27.4	$13.7
Less: Loss from discontinued operations, net of income taxes	(4.3)	(3.1)
Income from continuing operations	31.7	16.8
Interest expense	72.1	64.8
Provision (benefit) for income taxes	11.0	(11.5)
Depreciation and amortization expense	73.4	74.0
EBITDA	188.2	144.1
Gains on dispositions of property – other	—	(1.2)
Restructuring activities, net	—	(0.4)
Interest income	(0.4)	(0.4)
Adjusted EBITDA	$187.8	$142.1